SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

Supplement Dated August 28, 2006

to the Prospectus and Statement of Additional Information

Dated May 1, 2006

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Fund goals, strategies and risks—High Yield Bond Fund” and in the Statement of Additional Information under the caption “Investment Objectives and Policies—High Yield Bond Fund”:

Effective October 2, 2006, Salomon Brothers Institutional High Yield Bond Fund (“Fund”), a series of Salomon Brothers Institutional Series Funds Inc, will change its name to “Western Asset Global High Yield Bond Portfolio”. Also effective October 2, 2006, Salomon Brothers Institutional Series Funds Inc will change its name to “Western Asset Funds II, Inc.”

In transforming the Fund into a “global” fund, the Board of Directors of the Fund has adopted certain changes to the Fund’s investment policies to allow additional investing in foreign securities. These changes will also take effect on October 2, 2006.

Specifically, the Fund’s Board of Directors has approved the removal of the Fund’s current investment policies that (i) limit investment in securities of foreign issuers to up to 10% of its total assets and (ii) limit investment in securities of foreign governmental issuers in one country to up to 5% of its total assets. Under normal circumstances, the Fund expects to, but is not required to, invest in securities of issuers located in the United States and in approximately 7 to 15 foreign countries.

In addition, the Fund will change its benchmark to the Lehman Global High Yield Index. The Lehman Brothers Global High Yield Index provides a broad-based measure of the global high yield fixed income markets and is composed of a combination of the Lehman Brothers U.S. High Yield Index, Pan-European High Yield Index, High Yield CMBS Index, and non-investment grade portion of the Lehman Brothers Global Emerging Markets Index.

Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations and increased risks which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

SAM 0909

2